SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): November 25, 2003

Valeant Pharmaceuticals International

(Exact name of registrant as specified in its charter)

Delaware	1-11397	33-0628076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Hyland Avenue
Costa Mesa, California 92626
(Address of principal executive offices) (Zip Code)

(714) 545-0100
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description

99.1	Press release dated November 25, 2003.

99.2	Information contained under the caption “Risk Factors” of the registrant’s preliminary Offering Memorandum dated November 25, 2003.

99.3	Information contained under the caption “Selected Consolidated Financial and Other Data” of the registrant’s preliminary Offering Memorandum dated November 25, 2003.

99.4	Information contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the registrant’s preliminary Offering Memorandum dated November 25, 2003.

99.5	Information contained under the caption “Business” of the registrant’s preliminary Offering Memorandum dated November 25, 2003.

Item 9. Regulation FD Disclosure.

     On November 25, 2003, Valeant Pharmaceuticals International (the “Company”) issued a press release announcing its intention to offer, subject to market and other conditions, up to $275 million principal amount of Senior Notes due 2011 (the “Notes”) (A) to qualified institutional buyers in an offering exempt from registration pursuant to Rule 144A under the Securities Act of 1933 and (B)  outside the United States to persons other than U.S. Persons in reliance upon Regulation S under the Securities Act of 1933. The November 25, 2003 press release is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

     The information contained under the captions “Risk Factors,” “Selected Consolidated Financial and Other Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” in the Company’s preliminary Offering Memorandum dated November 25, 2003, to be used in connection with the offer and sale of the Notes, is attached as Exhibits 99.2, 99.3, 99.4, and 99.5, respectively, to this report and is incorporated herein by this reference.

     The information in this Current Report on Form 8-K, including the exhibits thereto, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2003	VALEANT PHARMACEUTICALS INTERNATIONAL

	By	/s/ BARY G. BAILEY

Bary G. Bailey,
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated November 25, 2003.

99.2	Information contained under the caption “Risk Factors” of the registrant’s preliminary Offering Memorandum dated November 25, 2003.

99.3	Information contained under the caption “Selected Consolidated and Other Financial Data” of the registrant’s preliminary Offering Memorandum dated November 25, 2003.

99.4	Information contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the registrant’s preliminary Offering Memorandum dated November 25, 2003.

99.5	Information contained under the caption “Business” of the registrant’s preliminary Offering Memorandum dated November 25, 2003.